CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Form 10-SB of Trimfast Group, Inc. our report for the year ended December 31, 1998 dated June 10, 1999 relating to the consolidating financial statements of Trimfast Group, Inc. and Subsidiaries which appear in such Form 10-SB.


                                               /s/ WEINBERG & COMPANY, P.A.
                                                   ----------------------------
                                                   Certified Public Accountants


Boca Raton, Florida
July 7, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Form 10-SB of Trimfast Group, Inc. our report for the year ended December 31, 1997 dated June 10, 1999 relating to the financial statements of Trimfast, Inc. which appear in such Form 10-SB.


                                               /s/ WEINBERG & COMPANY, P.A.
                                                   ----------------------------
                                                   Certified Public Accountants


Boca Raton, Florida
July 7, 1999